SCHEDULE 14A INFORMATION

Information Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_|   Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Information Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-12

DALE JARRETT RACING ADVENTURE, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1.  Title of each class of securities to which transaction applies:  ________________

   2.  Aggregate number of securities to which transaction applies:  ________________

   3.  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:  ________________________________________________________

   4.  Proposed maximum aggregate value of transaction:  _______________________

   5.  Total fee paid:  _____________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1.  Amount Previously Paid:  ____________________________________________

   2.  Form, Schedule or Registration Statement No.:  ___________________________

   3.  Filing Party:  ______________________________________________________

   4.   Date Filed:  ________________________________________________________

DALE JARRETT RACING ADVENTURE, INC.

PROXY FOR CORPORATE ACTION

June 24, 2015

The undersigned hereby constitutes and appoints Timothy Shannon, the undersigned’s true and lawful attorneys and proxies (with full power of substitution in each) (the “Proxies”), to vote all of the shares of Dale Jarrett Racing Adventure, Inc. owned by the undersigned on July 1, 2015 (the Record Date), at the 2015 Special Meeting of Shareholders of Dale Jarrett Racing Adventure, Inc. to be held at 945 3rd Ave SE, Suite 102, Hickory, NC 28602 on August 7, 2015, at 10:00 a.m., local time (including adjournments), with all powers that the undersigned would possess if personally present.

THE BOARD RECOMMENDS A VOTE FOR

EACH PROPOSAL AND NOMINEE.

I.   PROPOSAL TO SELL THE ASSETS AND LIABILITIES OF THE RACING SCHOOL

___ FOR          ___ AGAINST          ___ ABSTAIN

II.  PROPOSAL TO CHANGE NAME OF THE COMPANY TO REFLECT NEW BUSINESS

___ FOR          ___ AGAINST          ___ ABSTAIN

Should any other matter requiring a vote of the shareholders arise, the above-named Proxies, and each of them acting alone, are authorized to vote the shares represented by this Proxy as their judgment indicates is in the best interest of Dale Jarrett Racing Adventure, Inc.

This Proxy is solicited on behalf of the management of Dale Jarrett Racing Adventure, Inc.  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR the proposals described above.

IMPORTANT:  Please date this Proxy and sign exactly as your name or names appear hereon.  If shares are held jointly, both owners must sign.  Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

Signature of Shareholder

Signature of Joint Shareholder

Dated:  ______________________, 2015

PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

To Our Shareholders:

     Whether or not you are able to attend our 2015 Special Meeting of Shareholders, it is important that your shares be represented, regardless of the number of shares you own.  Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope.

     We look forward to receiving your voted Proxy at your earliest convenience.

DALE JARRETT RACING ADVENTURE, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 7, 2015

To the Shareholders of Dale Jarrett Racing Adventure, Inc.:

   You are cordially invited to attend the 2015 Special Meeting of Shareholders of Dale Jarrett Racing Adventure, Inc. (the “Company”), which will be held at 945 3rd Ave SE, Suite 102, Hickory, NC 28602, on August 7, 2015 at 10:00 a.m., local time, and any adjournments or postponements thereof for the following purposes:

1.

To vote upon the sale the assets and liabilities of the racing school; and

2.

To vote upon the change of the name of the Company from Dale Jarrett Racing Adventure, Inc. to 24/7 Kid Doc, Inc.

3.

To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

   Only shareholders of record at the close of business on July 1, 2015 will be entitled to vote at the special meeting.  Information relating to the matters to be considered and voted on at the Special Meeting is set forth in the proxy statement accompanying this notice.  Please read the proxy statement and vote your shares as soon as possible.  To ensure your representation at the Special Meeting, please complete, date, sign, and return the enclosed proxy, even if you plan to attend the Special Meeting.  A proxy and a self-addressed stamped envelope are enclosed.  If you attend the Special Meeting, you may withdraw your proxy and vote in person.

   The Board of Directors unanimously recommends a vote “for” the approval of each of the proposals to be submitted at the meeting.

                           By Order of the Board of Directors,

June 24, 2015         Timothy Shannon, Chairman of the Board

DALE JARRETT RACING ADVENTURE, INC.

945 3rd AVE SE, SUITE 102

HICKORY, NC 28602

888-467-2231

PROXY STATEMENT

FOR

2015 SPECIAL MEETING OF SHAREHOLDERS

   This Proxy Statement is furnished in connection with the solicitation of the accompanying proxy on behalf of the Board of Directors of Dale Jarrett Racing Adventure, Inc. (the “Company”) for use at the Company’s 2015 Special Meeting of Shareholders (the “Special Meeting”) to be held on August 7, 2015 at 10:00 a.m., local time, at 945 3rd Ave SE, Suite 102, Hickory, NC 28602, and any adjournments or postponements of the Special Meeting.

   This Proxy Statement and the accompanying proxy form are first being mailed to shareholders entitled to vote at the Special Meeting on or about July 5, 2015.  Our annual report on Form 10-K for the year ended December 31, 2014 may be found at www.SEC.gov.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Why am I receiving these materials?

   At the Special Meeting, the shareholders will act upon the matters described in the notice of meeting contained in this Proxy Statement.  We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Special Meeting.  You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign, and return the enclosed proxy card.

Who is entitled to vote?

   Only holders of shares of the Company’s Common Stock outstanding as of the close of business on July 1, 2015 (the “Record Date”) will be entitled to vote at the Special Meeting. Each shareholder is entitled to one vote for each share of Common Stock he or she held on the Record Date.

Who can attend the Special Meeting?

   All shareholders, or individuals holding their duly appointed proxies, may attend the Special Meeting.  Appointing a proxy in response to this solicitation will not affect a shareholder’s right to attend the Special Meeting and to vote in person.  Please note that if you hold your shares in “street name” (in other words, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date to gain admittance to the Special Meeting.

What constitutes a quorum?

   A majority of the 37,438,852 shares of Common Stock outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the Special Meeting. If you vote, your shares will be part of the quorum.  Shares represented by a proxy card either marked “ABSTAIN” or returned without voting instructions are counted as present for the purpose of determining whether the quorum requirement is satisfied.  Also, in those instances where shares are held by brokers who have returned a proxy but are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (“broker non-votes”), those shares will be counted as present for quorum purposes.  However, broker non-votes will not be counted as votes for or against any proposal.

What is the effect of not voting?

   It will depend on how your share ownership is registered.  If you own shares as a registered holder and do not vote, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement.  If a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

   If you own shares in street name and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum.  In the absence of your voting instructions, your broker may or may not vote your shares in its discretion depending on the proposals before the meeting.  Your broker may vote your shares in its discretion on routine matters.  With regard to non-routine matters, broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether these matters have been approved.  Abstentions will be counted toward the tabulation of votes and will have the same effect as negative notes.  Once a share is represented at the Special Meeting, it will be deemed present for quorum purposes throughout the Special Meeting (including any adjournment or postponement of that meeting unless a new record date is or must be set for such adjournment or postponement).

How can I vote?

   You can vote in one of two ways.  You can vote by mail or you can vote in person at the meeting.

   You may vote by mail.  You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope.  You do not need to put a stamp on the enclosed envelope if you mail it in the United States.  The shares you own will be voted according to the instructions on the proxy card you mail.  If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, then the shares you own will be voted in accordance with the recommendations of the Board of Directors.

   You may vote in person.  If you attend the Special Meeting, then you may vote by delivering your completed proxy card in person or you may vote by completing a ballot.  Ballots will be available at the meeting.

Can I change my vote after I return my proxy card?

   Yes.  Even after you have submitted your proxy, you can change your vote at any time before the proxy is exercised by appointing a new proxy bearing a later date, by providing written notice to the Secretary of the Company that you are revoking your proxy, or by voting in person at the Special Meeting.  Presence at the Special Meeting of a shareholder who has appointed a proxy does not in itself revoke a proxy.  Unless so revoked, the shares represented by proxies received by the proxy holders will be voted at the Special Meeting.  When a shareholder specifies a choice by means of the proxy, then the shares will be voted in accordance with such specifications.  A written notice to the Company’s Secretary revoking your proxy must be sent to Dale Jarrett Racing Adventure, Inc., 945 3rd Ave SE, Suite 102, Hickory, NC 28602, Attention:  Secretary.

What am I voting on?

   You are voting on two proposals:

1.

The sale the assets and liabilities of the racing school; and

2.

To change the name of the Company from Dale Jarrett Racing Adventure, Inc. to 24/7 Kid Doc, Inc.

What are the Board’s recommendations?

   The Board recommends a vote in favor of:

1.

The sale the assets and liabilities of the racing school; and

2.

The name change from Dale Jarrett Racing Adventure, Inc. to 24/7 Kid Doc, Inc.

If you sign and return your proxy card, unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board.

How are votes counted?

   Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” votes, and with respect to proposals other than the election of directors, “Against” votes, abstentions, and broker non-votes.  Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.  If you do not give the broker or nominee specific instructions, your broker or nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.  Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

What vote is required to approve the proposals?

   If a quorum is present at the Special Meeting, then the proposal for the sale of the assets and liabilities of the racing school requires the affirmative vote of a majority of the shares present in person or by proxy at the Special Meeting.

   The proposal to change the name of the Company from Dale Jarrett Racing Adventure, Inc. to 24/7 Kid Doc, Inc. upon the completion of the sale requires the affirmative vote of a majority of the shares present in person or by proxy at the Special Meeting.

Are there any other items that are to be discussed during the Special Meeting?

   No.  The Company is not aware of any other matters that you will be asked to vote on at the Special Meeting.  If other matters are properly brought before the Special Meeting, the Board or proxy holders will use their discretion on these matters as they may arise.

Who pays to prepare, mail, and solicit the proxies?

   Proxies may be solicited by personal meeting, Internet, advertisement, telephone, and facsimile machine, as well as by use of the mails.  Solicitations may be made by directors, officers and other employees of the Company, none of whom will receive additional compensation for such solicitations.  The cost of soliciting proxies will be borne by the Company.  It is anticipated that banks, brokerage houses, and other custodians, nominees, or fiduciaries will be requested to forward solicitation materials to their principals and to obtain authorization for the execution of proxies and that they will be reimbursed by the Company for their out-of-pocket expenses incurred in providing those services.  All expenses of solicitation of proxies will be borne by the Company.

Delivery of Proxy Materials to Households

   Pursuant to SEC rules, services that deliver the Company’s communications to shareholders that hold their stock through a bank, broker, or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s annual report to shareholders and this proxy statement.  Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to shareholders and this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered.  Shareholders may notify the Company of their requests by calling the Company at (888) 467-2231 or by sending a written request addressed to Dale Jarrett Racing Adventure, Inc., 945 3rd Ave SE, Suite 102, Hickory, NC 28602, Attention:  Secretary.

PROPOSALS TO THE SHAREHOLDERS

PROPOSAL I.   SALE OF RACING SCHOOL ASSETS AND LIABILITIES

   The Board of Directors has approved and recommends that the shareholders approve the sale of the racing school assets and liabilities.  During the year ended December 31, 2014, the Company suffered recurring losses from operations due primarily to the declining popularity of NASCAR, and because new competitors were offering their services at significantly discounted prices through such sites as Groupon and Living Social.  As of March 31, 2015, the financial statements reflect that the liabilities of the Company exceed its assets by $773,353.  Due to these recurring losses, the Board of Directors feels that the Company cannot maintain operations if the Company continues operating as a racing school.  As such, the Board of Directors feels it is in the best interests of the shareholders if the Company sells all of the assets and liabilities of the racing school and changes the business plan of the Company from racing school to owning and operating a franchise of 24 hour pediatric offices.  The Board of Directors believes that this change in business strategy will enable the Company to generate greater profits than we would under the current business strategy, which in turn would improve the share price.

   If shareholder approval is not received at this meeting, the Board of Directors does not feel that the Company will be able to continue operations due to the losses suffered by the racing school.  The Board of Directors is not confident that the Company can continue operating while maintaining the racing school assets and liabilities.

Recommendation

   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE SALE OF THE ASSETS AND LIABILITIES OF THE RACING SCHOOL.

PROPOSAL II.  CHANGE OF NAME OF THE COMPANY FROM DALE JARRETT RACING ADVENTURE TO 24/7 KID DOC, INC.

The Board of Directors has approved and recommends that the shareholders approve the name change of the company from Dale Jarrett Racing Adventure to 24/7 Kid Doc, Inc.

We intend to file an amendment to our Articles of Incorporation with the Secretary of State for the State of Florida effectuating the above action.

The purpose of the name change is to bring the Company more in line with the proposed business plan.

Recommendation

   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHANGE OF THE NAME OF THE COMPANY FROM DALE JARRETT RACING ADVENTURE TO 24/7 KID DOC, INC.

DIRECTORS AND EXECUTIVE OFFICERS

Board Meetings

   It is the Company’s current policy to strongly encourage directors to attend the Special Meeting of Shareholders, but they are not required to attend.

   Our Board of Directors presently has three members.

Lack of Independence of Directors

At present, no members of our Board of Directors is be deemed to be “independent”.  In making that determination, our Board utilized the definition of independence used by The National Association of Securities Dealer, Inc.  Automated Quotation system, even though such definition does not currently apply to us because our shares of Common Stock are not listed on NASDAQ.

No Committees

Our Board of Directors does not, at present, have an audit, compensation or nominating committee, or any committee or committees performing similar functions.  All of these functions are, at present, performed by the Board of Directors as a whole.  The Board of Directors believes that, given its small size, the use of committees would hinder the Board’s efficiency and ability to respond quickly to the Company’s needs and circumstances.

Code of Ethics

   The Company adopted a written code of ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and controller and any persons performing similar functions.  The Company will provide a copy of its code of ethics to any person without charge upon written request addressed to:  Dale Jarrett Racing Adventure, Inc., 945 3rd Ave SE, Suite 102, Hickory, NC 28602, Attention:  Secretary.

Communications with the Board of Directors

   Shareholders may communicate with the full Board of Directors or individual directors by submitting such communications in writing to Dale Jarrett Racing Adventure, Inc., Attention: Board of Directors (or the individual director(s)), 945 3rd Ave SE, Suite 102, Hickory, NC 28602.  Such communications will be delivered directly to the directors.

Executive Officers and Directors

   Set forth below is a table identifying our executive officers and directors

Name	Position	Term(s) of Office
Timothy B. Shannon, age 53	President, Director	Inception to Present
Chief Executive Officer
	Chief Financial Officer	June 1, 2005 to present

Ronda Robertson, Age 62	Chief Operating Officer	January 2012 to Present

Glenn Jarrett, Age 64	Vice President	Inception to Present
Director

Kenneth J. Scott, age 59	Director	January 26, 2007 to present

Resumes:

Timothy B. Shannon.   Mr. Shannon has been President, Director and Chief Executive Officer of the Company since its inception in 1998.  Mr. Shannon became Chief Financial Officer in June 2005.   Mr. Shannon spent six years as a systems engineer and marketing representative with IBM after graduating in 1983 from the University of South Florida’s Engineering College with a degree in Computer Science.  From 1990 until 1994 Mr. Shannon was an investment advisor with Great Western Securities and Hearn Financial Services in Orlando, FL.  In 1995, he co-founded Shannon/Rosenbloom Marketing with Brian Rosenbloom, a former director of Dale Jarrett Racing Adventure, Inc.

Ronda Robertson.   Ms. Robertson has been a marketing director of the Company since 2003.  In January 2012, Ms. Robertson was appointed to the position of Chief Operating Officer of the Company.  Before working with the Company, Ms. Roberston was the Vice President at Equity Marketing from 1990 through 2000, and the Vice President at Summit Marketing from 2000 through 2003.  Ms. Robertson studied at Maryville College in St. Louis between 1976 and 1979.

Glenn Jarrett.  Mr. Jarrett has been a Director of the Company since its inception.  Mr. Jarrett works as an auto racing announcer and consultant.  Mr. Jarrett has been a senior motorsports announcer on radio since 1991.  He is a motorsports announcer (Pits) at contracted events and is the co-producer and co-host of the “World of Racing” radio program on MRN radio which airs weekdays.   Mr. Jarrett has an extensive background in auto racing.   He drove in the NASCAR Busch Series from 1982 to 1988 and ran a total of 18 NASCAR Winston Cup Races from 1977 to 1983.   Mr. Jarrett is the acting consultant and marketing coordinator for DAJ Racing, Inc. and has been a guest speaker at many auto racing and related functions.  Mr. Jarrett graduated from the University of North Carolina in 1972 with a Bachelor of Science degree in Business Administration.

Kenneth J. Scott.  Since 1985, Mr. Scott has been President of Kenneth J. Scott, P.A., an accounting firm that provides financial, tax and advisory services to a wide range of businesses and not-for-profit organizations throughout the state of Florida.  Mr. Scott has been a certified public accountant in the state of Florida since 1979.  He graduated from Rollins College with a Bachelor of Arts degree in Business Administration in 1978.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under Section 16(a) of the Securities Exchange Act of 1934, as amended, an officer, director, or greater-than-10% shareholder of the Company must file a Form 4 reporting the acquisition or disposition of Company’s equity securities with the Securities and Exchange Commission no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply.  Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year.  Such persons must also file initial reports of ownership on Form 3 upon becoming an officer, director, or greater-than-10% shareholder.  To the Company’s knowledge, based solely on a review of the copies of these reports furnished to it, the officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements during 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERSAND MANAGEMENT

The following table sets forth, as of June 24, 2015, the number and percentage of our outstanding shares of common stock owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Shareholdings at June 24, 2015

Name and Address of Beneficial Owner	Number & Class of Shares, Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Shares Percent of Class (1)
Timothy B. Shannon	1,983,333	5.30%
c/o Dale Jarrett Racing Adventure, Inc.
945 3rd Avenue SE, Suite 102
Hickory, NC 28602

Glenn Jarrett	900,000	2.40%
c/o Dale Jarrett Racing Adventure, Inc.
945 3rd Avenue SE, Suite 102
Hickory, NC 28602

Ronda Robertson	400,000	1.07%
c/o Dale Jarrett Racing Adventure, Inc.
945 3rd Avenue SE, Suite 102
Hickory, NC 28601

Ned Jarrett	1,000,000	2.67%
3182 Ninth Tee Drive
Newton, NC 28658

Dale Jarrett	1,500,000	4.01%
3182 Ninth Tee Drive
Newton, NC 28658

Brett Favre	1,500,000	4.01%
132 Westover Drive
Hattiesburg, MS 39402

Kenneth J. Scott	609,800	1.63%
c/o Dale Jarrett Racing Adventure, Inc.
945 3rd Avenue SE, Suite 102
Hickory, NC 28602

Robert Brooks	2,500,000	6.68%
9 Prospect Avenue
Port Washington, NY 11050
	10,000,000	26.71%
Norberto Benitez, M.D.
P.O. Box 631
Ponte Vedra, FL 32004

 (1)  The percentages are based upon 37,438,852 outstanding common shares.

COMPENSATION OF EXECUTIVE OFFICERS

The following table set forth certain information as to the compensation paid to our executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Timothy B. Shannon	2014	134,504	-	-	12,000	146,504
CEO, CFO	2013	161,150	-	-	20,000	181,150
Ronda Robertson	2014	81,389	-	-	12,000	93,389
COO	2013	91,772	-	-	12,000	103,772

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards as of December 31, 2014 as all expired during 2014.

Director Compensation for 2014.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Timothy B. Shannon	25,000	-	-	-	25,000
Glenn Jarrett	-	-	-	-	-
Ken Scott	-	-	-	-	-

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees.  We paid aggregate fees and expenses of approximately $28,100 and $28,000, respectively, to Kingery & Crouse, P.A. during 2014 and 2013, respectively, for work completed for our annual audits and quarterly reviews of our financial statements.

Tax Fees. We did not incur any aggregate tax fees and expenses from Kingery & Crouse, P.A. for the years ended December 31, 2014 and 2013, respectively, for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees. We did not incur any other fees from Kingery & Crouse, P.A. during 2014 and 2013.

The board of directors, acting as the Audit Committee considered whether, and determined that, the auditor's provision of non-audit services was compatible with maintaining the auditor's independence.  All of the services described above for the years ended December 31, 2014 and 2013 were approved by the board of directors pursuant to its policies and procedures.

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the 2015 Special Meeting.  If any other matters properly come before the Special Meeting, it is intended that the shares represented by Proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.